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                                                                    Exhibit 32.2

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the quarterly report of microHelix, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Terrence A. Rixford, Senior Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1.       The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the unaudited consolidated financial statements included in the report were not reviewed by independent public accountants as required by section 10-01(d) of Regulation S-X; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2004

                               /s/ Terrence A. Rixford
                               ----------------------------------------
                               Terrence A. Rixford
                               Senior Vice President and Chief Financial Officer